UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2024, Federal Home Loan Bank of Topeka (“FHLBank”) entered into an acceptance agreement (the “Acceptance Agreement”) with Midland National Life Insurance Company (the “Insurer”), dated November 20, 2024. Under the Acceptance Agreement, FHLBank purchased a non-participating, single premium, general account group annuity contract (the “Annuity Contract”) and transferred to the Insurer the future benefit obligations and annuity administration for approximately 340 participants (“Participants”) under the Pentegra Defined Benefit Pension Plan for Financial Institutions (the “Plan”).
Upon payment of the single premium to the Insurer (the “Transaction”), FHLBank transferred the benefit payment responsibilities from the Plan to the Insurer, subject to certain conditions set forth in the Acceptance Agreement. Participants will continue to receive benefits from the Plan through January 31, 2025. Beginning February 1, 2025, the Insurer will assume responsibility for payment of benefits to the Participants and for administrative and customer service support regarding such benefits.

The purchase of the Annuity Contract was funded directly by assets of the Plan. FHLBank did not incur any expenses or use any FHLBank assets in connection with the Transaction. Benefits payable to the Participants are not being changed as a result of the Transaction.

Item 1.02 Termination of a Material Definitive Agreement

Upon the completion of the Transaction described in Item 1.01 above, FHLBank will no longer be a party to the Plan. The disclosure from Item 1.01 above is incorporated into this Item by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	Acceptance Agreement with Midland National Life Insurance Company
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

November 26, 2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Mission Officer / Chief Legal Officer